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                                                                   EX-99.906CERT


                                      certification

     Timothy Ashburn, President, and Thomas Napurano, Treasurer and Chief Financial Officer of CCMI Funds (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended November 30, 2003 (the "Form N-CSR") fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

President                                 Treasurer and Chief Financial Officer
CCMI Funds                                CCMI Funds


/s/      Timothy Ashburn                   /s/      Thomas Napurano
   ------------------------                   ------------------------
Timothy Ashburn                            Thomas Napurano
Date:    2/6/04                             Date:     2/7/04
     -------------------------------            ------------------------------


     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to CCMI Funds and will be retained by CCMI Funds and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

     This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

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